EXHIBIT 10.2

APPLE INC.

STATEMENT OF WORK #1

to

MASTER DEVELOPMENT AND SUPPLY AGREEMENT

# C56-13-02947

Apple Inc. (“Apple”) and GTAT Corporation (“GTAT”) entered into Master Development and Supply Agreement #C56-13-02947 effective as of October 31, 2013 (the “Agreement” or “MDSA”).  Apple may purchase the Goods described in this Statement of Work #1 (“SOW”), and GTAT and any GTAT affiliates authorized to provide such Goods agree to manufacture and deliver such Goods, all in accordance with the terms set forth in this SOW and the MDSA.  This SOW is effective as of October 31, 2013 (“Effective Date of the SOW”).

PURPOSE

Apple and GTAT are entering into this SOW and the rest of the Collateral Agreements (as defined below) pursuant to which: (i) Apple will design and build the Mesa Facility that it will lease to GTAT; (ii) GTAT will grow and process sapphire boules into Goods which it will sell to Apple; (iii) Apple will make a prepayment to GTAT to fund the purchase of Furnaces (as defined in Section 1.6 below) and Equipment used to make the Goods and (iv) GTAT will grant Apple a security interest and provide Apple with other protective rights in recognition of Apple’s investment in the Mesa Facility and Apple’s prepayment to GTAT.  In connection with the foregoing, Apple and GTAT, or Apple’s or GTAT’s Related Entities, as applicable, are entering or will enter into the following agreements (collectively, the “Collateral Agreements”):

(a)         this SOW;

(b)         MDSA;

(c)          Intellectual Property Agreement among Apple, GTAT, GT Advanced Technologies Limited, GT Sapphire Systems Holding LLC and GT Sapphire Systems Group LLC;

(d)         Prepayment Agreement between Apple and GTAT, dated as of the Effective Date of the SOW (the “Prepayment Agreement”) and all exhibits and attachments thereto;

(e)          Membership Interest Pledge Agreement between Apple and GTAT, dated as of the Effective Date of the SOW (the “Pledge Agreement”) and all exhibits and attachments thereto; and

(f)           Mesa Facility Lease Agreement between Platypus Development LLC and GTAT, dated as of the Effective Date of the SOW (the “Mesa Facility Lease Agreement”) and all exhibits and attachments thereto.

AGREEMENT

Any capitalized terms used in this SOW will have the meanings assigned them in this SOW, or, if not defined in this SOW, those assigned them in the MDSA.  In the event of any conflicting terms, the order of precedence will be terms of (i) the Prepayment Agreement, (ii) the Pledge Agreement, (iii) the Intellectual Property Agreement, (iv) this SOW, (v) the MDSA and (vi) the Mesa Facility Lease Agreement.

For purposes of this SOW, “Goods” mean (i) sapphire [***] meeting the Specification provided by Apple to GTAT, (ii) other goods specified by Apple that are capable of being produced using the

Apple -GTAT MDSA SOW#1

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Equipment at the Mesa Facility, (iii) sapphire [***] and (iv) [***]. “New Goods” will mean the goods referenced in clause [***] above.

1.                   Manufacturing Facility.

1.1                     Apple or its designee is purchasing and developing a new manufacturing facility to be located in Mesa, AZ (the “Mesa Facility”).  GTAT will execute Mesa Facility Lease Agreement, pursuant to which it will lease the Mesa Facility to manufacture the Goods for sale to Apple pursuant to this SOW and the MDSA.

1.2                     In connection with the acquisition, design and development of the Mesa Facility, and as may be more fully specified in the Mesa Facility Lease Agreement, Apple or its designee will use commercially reasonable efforts to:

1.2.1            Procure the land and initial entitlements necessary to retrofit the Mesa Facility for production of the Goods;

1.2.2            Contract for, fund and oversee the Landlord Work (as defined in Section 1.2.2 of the Mesa Facility Lease Agreement) (the “Facility Requirements”); and

1.2.3            Timely provide GTAT with all information it reasonably requests concerning the design and development of the Mesa Facility.

1.3                     To facilitate Apple’s, or its designee’s acquisition, design and development of the Mesa Facility, GTAT will use commercially reasonable efforts to:

1.3.1            Timely and continually provide input on the Facility Requirements;

1.3.2            Insure that the Facility Requirements are and remain commercially reasonable and consistent with industry practice such that the Facility Requirements do not impose or add unnecessary expenses to the development of the Mesa Facility; and

1.3.3            Timely and fully respond to all of Apple’s, or its designee’s, questions and requests for help or participation (including at Apple’s request, participation on-site at the Mesa Facility by a designated representative of GTAT) during all phases of the acquisition, design and development of the Mesa Facility.

1.4                     In the event that, despite using commercially reasonable efforts, (a) the parties disagree on any aspects of the Mesa Facility design or manner in which the Facility Requirements will be met, (b) Apple or its designee is unable to accomplish 1.2.1-1.2.2 in accordance with the timelines set forth in 1.7(a), or (c) GTAT is unable to accomplish 1.3.1-1.3.3 in accordance with the timelines set forth in 1.7, the parties will promptly escalate the situation to the following executives for immediate resolution: for Apple, Vice President, World-Wide Operations; for GTAT, Chief Executive Officer.

1.5                     GTAT will purchase, install, qualify and operate all Equipment at the Mesa Facility necessary to timely manufacture and deliver the Goods pursuant to Apple’s Forecast. GTAT is responsible for all Equipment-related costs associated with GTAT’s performance under this SOW and the MDSA.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.6                     GTAT will timely purchase, install, qualify and operate [***] than [***] ASF[***] sapphire growing furnaces in the [***] and will retrofit, qualify and operate [***] furnaces in [***] to make such furnaces equivalent in function to the ASF[***] sapphire growing furnace (the “Furnaces”) by the applicable dates specified in Attachment 1 hereto.

1.7                     The parties intend that: (a) GTAT will begin occupying the Mesa Facility by December 7, 2013, (b) GTAT will begin installing Furnaces and other Equipment in the Mesa Facility by December 10, 2013 and (c) that GTAT will grow the [***] sapphire boule at the Mesa Facility by January 6, 2014.  Apple will otherwise provide GTAT access to the Mesa Facility as soon as practicable.

1.8                     GTAT will not be responsible for failing to timely deliver Goods to Apple if such delay is solely attributable to any non-compliance with the Facility Requirements that: (a) is identified prior to GTAT’s occupancy of the Mesa Facility or (b) results from Construction Defects (as defined in the Mesa Facility Lease Agreement) in the Mesa Facility.  GTAT will be responsible for managing and resolving any non-compliance with the Facility Requirements that is identified after GTAT’s occupancy of the Mesa Facility has begun and is not the result of Construction Defects in the Mesa Facility.

1.9                     GTAT is not party to any arrangement, agreement or relationship with any third parties that would cause GTAT to receive any kind of income, credit or other economic benefit (including rebates or credits resulting from GTAT’s purchase of parts or materials for Furnaces, additional Furnaces, Similar Furnaces and Equipment used by GTAT to fulfill its obligations under this SOW) that will result from GTAT performing under this SOW and that has not been disclosed in writing to Apple.

2.                   Forecast and Supply Commitment.

2.1                     GTAT will develop and maintain the capacity to manufacture and timely deliver no less than the quantity of sapphire [***] per month as specified in Attachment 2 hereto (the “Supply Commitment”).  The maximum quantity of sapphire [***] that GTAT must timely deliver each month is also specified in Attachment 2 (the “Maximum Supply Obligation”); however, GTAT will use best efforts at all times to fulfill any Apple orders for Goods in excess of the Maximum Supply Obligation.  A “sapphire [***]” means a Good that complies with Apple’s [***] Specification.  A [***] means a [***].  A [***] means a [***].  A [***] means [***].  Whenever Apple specifies a New Good pursuant to Section 2.3, Apple and GTAT will promptly agree on the applicable Supply Commitment Conversion Ratio for such New Good, and the Supply Commitment and Maximum Supply Obligation will apply to such New Good. If meeting the Supply Commitment for [***] New Goods requires that [***] make [***], then, unless the parties agree otherwise, [***] will [***] so long as GTAT timely develops manufacturing capacity to deliver such [***], as applicable, pursuant to [***].  The amount of any such [***] must be based on [***] and is subject to audit and verification.

2.2                     For purposes of determining GTAT’s compliance with the Supply Commitment, only the linear measure of the portions of a [***] from which [***] comply with Apple’s Specifications will be counted.  For example, if out of a [***], only [***] can produce acceptable [***], then only [***] will count towards GTAT’s monthly Supply Commitment for that type of [***].  Unless Apple approves otherwise, GTAT may only supply and deliver [***] having a [***].

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

2.3                     GTAT must accept any Forecast for New Goods and must timely undertake Development Services in connection with such Goods and use best efforts to timely supply such Goods pursuant to such Forecast.

2.4                     The Flexibility Schedule for all Goods is as follows:

Days Notice Before Forecasted Delivery Date	% Upside
[***]	[***]
[***]	[***]
[***]	[***]

The Forecast for a given week will be deemed consistent with the Flexibility Schedule if (i) the total number of units does not exceed the number of units in the last Forecast for that week by more than the percentage listed above, or (ii) if Apple has not previously provided a Forecast for that week, the number of units does not exceed the number of units in the last week included in Apple’s then most recent Forecast by more than the percentage listed above.

2.5                     The Lead Time is [***] for Goods to be shipped by ocean and [***] for Goods to be shipped by air freight. “Lead Time” means the amount of time by which a Purchase Order for Goods must be placed in advance of the delivery date.

3.                   Price of Goods.

3.1                     Except as provided in Section 3.2 below, the [***] price of the Goods sold under this SOW will be the [***] the following:

3.1.1            the price agreed by GTAT and Apple;

3.1.2            the applicable [***];

3.1.3            [***] price offered by GTAT to any of its customers for a good of equivalent quality to that of the [***], net of any rebates or discounts and other payments to such customer that, in effect, subsidize the price of such goods, and regardless of volume; or

3.1.4            [***]% of the price quoted in a bona fide offer to [***], but only with respect to the quantity of [***] and time period applicable to such offer.  [***] means [***].  Section 3.1.4 will apply after [***].

3.2                     For New Goods that can be manufactured from [***], the price of such New Goods will be:  [***]:

[***]

[***]

[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***]

[***] sapphire [***].

[***] incurred by [***].

3.3                     Apple may buy [***], in which case, the [***] will be [***].  To preserve this right, GTAT will maintain an adequate supply of [***] to satisfy [***] for (i) [***] or (ii) [***].

3.4                     For [***] that are not made from [***], having a [***], the [***] of such [***] will be calculated as follows:  (the applicable [***] for such [***]); plus or minus any verifiable change in [***] relative to those for [***], as may be [***].

3.5                     Whenever GTAT demonstrates to Apple’s satisfaction that it can successfully implement one or more of the sapphire growth or manufacturing process improvements specified in Attachment 4 hereto, then the [***] (both for [***]) produced using such improvements will be [***].

3.6                     GTAT will provide [***] and [***] from GTAT’s Salem facility at [***] to Apple through [***].

3.7                     In the event of a disagreement over the price to be charged for Goods, GTAT will continue to manufacture and timely deliver all such Goods to Apple pursuant to the applicable Forecast to the extent of Supply Commitment.  After Apple and GTAT resolve any disagreement on the amount to be charged for such Goods, the parties will reconcile any amounts owed by Apple or to be credited by GTAT.

4.                   Modifications.

For purposes of this SOW, Section 11 of the MDSA (Modifications) is replaced in its entirety with the following:

4.1                     GTAT may not modify any Equipment, Specifications, manufacturing process or materials, without first obtaining Apple’s prior consent.  If Apple intends to modify the Specification for any Goods, or any Equipment, processes, or materials used in the manufacture of Goods, Apple will first solicit GTAT’s input regarding the proposed modification and will in good faith consider any such input that GTAT provides.

4.2                     Subject to the preceding sentence, whenever Apple modifies the Specification for a Good, and notwithstanding any disagreement over the cost to implement such modified Specification, including inventory obsolescence throughout GTAT’s supply chain, GTAT will use best efforts to promptly implement all such modifications and manufacture and timely deliver all such Goods pursuant to the applicable Forecast.

4.3                     The parties will make good faith efforts to promptly resolve any such disagreement. During any period of disagreement, GTAT will temporarily charge Apple, and Apple will pay the lower of:  (i) the applicable price for the Good set forth in this SOW or (ii) the last price Apple paid for the applicable Good. When the parties resolve any disagreement over the amount to be charged for such Goods, they will reconcile any amounts Apple or GTAT owes.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

4.4                     If Apple and GTAT cannot agree within 30 days on the change to the price of the Good(s) based solely on the changes to the Specification, then the price of the Goods will be determined by arbitration in San Francisco, CA.

4.4.1            Apple and GTAT agree that the arbitral proceedings, including the formation of the tribunal, will be expedited in order to permit the tribunal to render one or more final Awards fully resolving the disputes before it within 1 month from the date it receives the file from the ICC.  Accordingly, the ICC may only propose arbitrators whose schedule will permit them to resolve any disputes in conformity with this schedule and the other requirements of this dispute resolution provision.

4.4.2            The parties agree that the only two issues for determination in the arbitration are (i) by how much Apple’s modification of the Specification for Goods changes (positively or negatively) GTAT’s cost to make the Goods and (ii) as between Apple and GTAT, which party’s proposed price for the Goods most accurately reflects only the change in GTAT’s cost to make the Goods based on the modified Specification.

4.4.3            Five days prior to the arbitration hearing, each party will submit a proposed price for the Goods and a written brief to the tribunal and the other party setting forth the basis and rationale for its proposed price.

4.4.4            An arbitration hearing will be conducted at which time Apple and GTAT may present their respective proposals to the tribunal (and the rationale for such proposed amount) and answer any questions posed by the tribunal.  Apple and GTAT may also present rebuttal arguments at the conclusion of the hearing.  The tribunal will promptly notify the parties in writing which party’s proposed price for the Goods most accurately reflects only the change in GTAT’s cost to make the Goods based on the modified Specification and will be used as the price for applicable Goods (the “Award”).  The tribunal will, in the Award, order the non-prevailing party to pay the arbitrator’s fees.  Judgment on the Award may be entered in any court having jurisdiction.  Neither Apple nor GTAT may appeal the Award nor challenge the enforceability of such Judgment or Award for reasons of personal jurisdiction.

4.4.5            The tribunal will consist of one arbitrator appointed by the ICC.  The tribunal, and the parties, will conduct the proceedings as expeditiously as possible.  The tribunal will render one or more final Awards within 1 month from the date the file is transmitted to it by the ICC pursuant to Article 16 of the Rules.  The tribunal and the ICC are entitled to shorten any deadlines in the Rules to achieve this objective.

4.4.6            The tribunal will not extend the period in which it is to render one or more final Awards unless it makes a written finding concluding that additional time is essential to enable it to perform its responsibilities under the Rules or to ensure the fairness of the proceedings.  In this event, the tribunal will extend the period in which it is required to render one or more final Awards only for a specifically defined period and then only for as much time as it concludes is absolutely required to achieve either or both of these objectives.

4.4.7            Neither Apple nor GTAT may appeal nor challenge the enforceability of a final judgment or Award for reasons of personal jurisdiction.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

5.                   Apple-Owned Equipment.

5.1                     GTAT will purchase the Equipment listed in Attachment 7 hereto (collectively, “Apple Equipment”) and subject to the terms of this SOW, including Sections 5.2 and 5.4, Apple will purchase such Apple Equipment from GTAT and subsequently the Apple Equipment will be held by GTAT as a bailee for purposes of producing Goods for Apple.

5.2                     GTAT will place purchase orders for the Apple Equipment only upon prior written approval by Apple with respect to the quantity, specifications and price of each item of Apple Equipment.  Upon request, GTAT will provide Apple up to three competitive quotes for each item.  Apple reserves the right to contact each vendor directly to validate and/or negotiate the terms of any order (and GTAT agrees to waive any confidentiality restrictions to facilitate such discussions). GTAT will promptly provide documentation of each such order to Apple.  The value of any direct or indirect benefit received by GTAT from any vendor that sells Apple Equipment to GTAT in connection with this SOW must be applied exclusively to reducing the cost of the Apple Equipment listed in Attachment 7.

5.3                     GTAT will install and qualify the Apple Equipment at the Mesa Facility in accordance with the timelines set forth in Attachment 7.

5.4                     With respect to Apple Equipment purchased by GTAT, upon presentation of proof of delivery and proof that GTAT has paid for line items of Apple Equipment, and subject to the terms of this SOW, no more frequently than once every 2 weeks, GTAT may invoice Apple for such line items of Apple Equipment.  Apple will purchase the applicable Apple Equipment by payment to GTAT of the amount set forth in the actual Equipment vendor’s invoice and actually paid by GTAT to the Equipment vendor for the applicable Apple Equipment.  Upon such payment, Apple will become the owner of such Apple Equipment and GTAT hereby agrees to sell, assign, transfer and convey to Apple all of GTAT’s right, title and interest in and to such Apple Equipment.  GTAT hereby agrees that it will, at any time following Apple’s payment to GTAT for Apple Equipment, upon the request of Apple, execute, acknowledge, deliver or file, or cause to be done, executed, acknowledged, delivered or filed, any further acts, deeds, transfers, conveyances or assignments as may be reasonably requested by Apple to transfer, convey or assign to Apple any of the Apple Equipment. Apple will not be responsible for any other costs associated with the Apple Equipment.

5.5                     Subject to Section 5.4, Apple owns all Apple Equipment.  The Apple Equipment is and will be held by GTAT as bailee on the terms and conditions set forth in this SOW.  Apple will at all times maintain full and exclusive ownership of and title to the Apple Equipment as bailor.  The term of this bailment arrangement will expire on the earlier of (i) such date as Apple removes all of the Apple Equipment from GTAT’s premises and (ii) such other date on which Apple and GTAT may mutually agree in writing.

5.6                     Apple is hereby authorized to file financing statements or other similar documents or notices in any filing office or other location that Apple deems necessary or desirable, including for purposes of confirming its status as bailor, for purposes of giving actual public or constructive notice of the existence of the bailment created under this Agreement or for any other purposes. Apple is also authorized to contact and, if necessary in Apple’s discretion, negotiate with GTAT’s secured lenders to waive or subordinate any such lender’s potential claimed interest in the Apple Equipment to the rights of Apple.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

5.7                     GTAT will not attempt to sell, lease or loan any of the Apple Equipment, nor assign, transfer, pledge or hypothecate the Apple Equipment in any manner, without the prior written consent of Apple, which Apple may withhold in its sole discretion.  GTAT will not cause or suffer to exist any lien, security interest or encumbrance to be placed on any of the Apple Equipment, except in favor of Apple and any attempt by GTAT to create any such lien, security interest or encumbrance (other than the security interest in favor of Apple) will be void ab initio.  GTAT hereby waives, and subordinates to the prior rights and interests of Apple in the Apple Equipment, in each case, to the maximum extent permitted under applicable law, any and all rights, interests or encumbrances, including, without limitation, any lien that GTAT has or may have or otherwise acquire in the Apple Equipment at any time during the term of this SOW.

5.8                     GTAT will use best efforts to ensure that Apple has the benefit of all manufacturer’s warranties and indemnities for the Apple Equipment.

5.9                     GTAT will apply Apple asset tags provided by Apple to all Apple Equipment in accordance with the requirements, if any, provided by Apple.  Under no circumstances will GTAT move Apple Equipment from the location designated by Apple, without Apple’s prior written consent, or deny Apple, its agents or contractors access to the Equipment.

5.10              Immediately upon Apple’s request or termination of this SOW, GTAT will deliver the Apple Equipment to Apple Ex Works (GTAT’s facility), provided Apple has paid for any Apple Equipment purchased by GTAT.  GTAT agrees to return the Apple Equipment to Apple in the same condition as it was provided to GTAT, except for normal wear and tear.  GTAT will be responsible for physical loss of or damage to the Apple Equipment while in the possession or control of GTAT.

5.11              GTAT agrees to use Apple Equipment solely for Apple’s benefit.  GTAT will not use Apple Equipment for any other purpose or permit a third party to use the Apple Equipment except as set forth in this SOW.

5.12              The Apple Equipment provided by Apple is provided to GTAT “as is” and Apple disclaims all warranties, express or implied, including the implied warranties of merchantability and fitness for a particular purpose.

5.13              GTAT is solely responsible for installing, testing, and maintaining Apple Equipment in its control in good working condition in compliance with applicable manufacturing specifications, for purchasing and maintaining spare parts to repair such Apple Equipment with a minimum of downtime, and for any risk of loss in connection with the Apple Equipment.

5.14              Apple reserves the right to inspect any Apple Equipment in GTAT’s control at any time.  Apple reserves all its rights and remedies under MDSA, this SOW, the Uniform Commercial Code and all other applicable laws, including, but not limited to, the right to lawfully enter the premises of GTAT and take possession as bailor of any and all Apple Equipment at any time without breach of the peace.

6.                   Liquidated Damages.

6.1                     Without limiting the foregoing or any other remedies available to Apple: (i) on the [***] calendar day following the required delivery date for any Goods, GTAT will remit to Apple

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

                                      the applicable amount set forth in the table below for each quantity of Goods that has not been delivered prior to such [***] calendar day; and (ii) on the [***] calendar day following the required delivery date for any Goods, GTAT will remit to Apple the additional applicable amount set forth in the table below for each quantity of Goods that has not been delivered prior to such [***] calendar day.  The foregoing remedy is non-exclusive and Apple will be entitled to pursue any other legal or equitable remedies.

Good	[***] Day Late	[***] Day Late
[***]	[***]	[***]
[***]	[***]	[***]

6.2                     Without limiting the foregoing or any other remedies available to Apple: If GTAT or any applicable GTAT Related Entities breaches the confidentiality obligations set forth in the MDSA, Apple Restricted Information Agreement or Apple Restricted Project Agreement, then GTAT will pay to Apple, as liquidated damages, an amount equal to $50 million per occurrence. The foregoing remedy is non-exclusive and Apple will be entitled to pursue any other legal or equitable remedies.

6.3                     Without limiting the foregoing or any other remedies available to Apple: If GTAT, any of its affiliates, distributors or channel partners or customers violates the exclusivity obligations set forth in Section 9.1 herein, GTAT will pay to Apple, as liquidated damages, an amount equal to [***] for each [***] produced and used in connection with a violation of the exclusivity obligations set forth in Section 9.1.  In addition, if GTAT, or any GTAT Related Entities, supply (whether by sale, lease or otherwise) sapphire growth furnaces or sapphire growth or production services to any entity in breach of the restrictions set forth in Section 9.1, GTAT will pay, as additional liquidated damages, an amount equal to [***] per [***] until such [***].  The foregoing remedies are non-exclusive and Apple will be entitled to pursue any other legal or equitable remedies.

6.4                     Without limiting the foregoing or any other remedies available to Apple:  If a [***] Employee is not replaced by a suitably qualified individual in accordance with Section 11 below, then GTAT will pay to Apple liquidated damages of [***] for the first 30 days that such [***] Employee is not working full time in their designated position and facility and [***] for days 31-60 that such [***] Employee is not working full time in their designated position and facility. The foregoing remedies are non-exclusive and Apple will be entitled to pursue any other legal or equitable remedies.

6.5                     Without limiting the foregoing or any other remedies available to Apple:  If GTAT or any applicable GTAT Related Entity fails to comply with any or all of the provisions of Section 12, then GTAT will pay to Apple, as liquidated damages, an amount equal to $1 billion ($1,000,000,000).

7.                   New GTAT Technologies.

7.1                     If any sapphire Fabrication and Processing Technology (including all Intellectual Property Rights therein) that is (i) currently in development by or for GTAT as of the Effective Date of the SOW or (ii) may be developed or acquired in the future by or for GTAT, should, at any time during the Term, reach a point, as mutually agreed by the parties, that it is suitable for evaluation and consideration for immediate commercial utilization by Apple in Consumer Electronic Products (each a “New Fabrication Technology” and collectively “New Fabrication Technologies”), then GTAT will take the following actions:

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

7.1.1            GTAT will present each New Fabrication Technology to Apple (before disclosing or offering such New Fabrication Technology to any other person or party for commercial license, sale, use or otherwise) in writing, describing in reasonable detail the New Fabrication Technology and its potential applications for Apple’s evaluation.

7.1.2            Apple will have a period of [***] from the date of receipt of such presentation (unless extended by the mutual agreement of both Parties and assuming GTAT provides all reasonable details to enable Apple’s evaluation, otherwise the [***] period will commence upon receipt from GTAT of all such information in writing) to evaluate its interest in such New Fabrication Technology. Apple’s evaluation may include using the New Fabrication Technology in a field trial of commercially distributed Apple products.  GTAT will provide, at Apple’s request, reasonable quantities of New Fabrication Technology samples (the “NFT Samples”). NFT Samples will be provided to Apple at GTAT’s actual cost (i.e. no profit margin added), but the first [***] dollars worth of [***] during each [***] evaluation period will be provided by GTAT [***].  To the extent Apple or its supply chain partners need to utilize a New Fabrication Technology to facilitate the evaluation process, such New Fabrication Technology may be used without compensation of any type, including license fees.

7.1.3            If Apple determines that it is interested in acquiring rights to use or purchase any such New Fabrication Technology, the parties will negotiate in good faith, during the [***] evaluation period, the terms of a license, commercial contract, or other agreement governing Apple’s rights with respect to such New Fabrication Technology.

7.1.4            For each New Fabrication Technology, GTAT will not propose, negotiate or enter into any agreement with a third party relating to such New Fabrication Technology, whether such agreement is exclusive or non-exclusive, prior to the expiration of Apple’s [***] evaluation period described above.

7.1.5            For each New Fabrication Technology, GTAT will not propose, negotiate or enter into any agreement with a third party that grants any exclusive licenses or other exclusive rights with respect to such New Fabrication Technology sooner than one year following the end of Apple’s [***] evaluation period for such New Fabrication Technology.  For avoidance of doubt, one year following the end of Apple’s [***] evaluation period, GTAT may enter into any arrangement with any other party relating to such New Fabrication Technology including, but not limited to, granting exclusive rights thereunder in any application.

7.1.6            For each New Fabrication Technology:

(a)         If Apple in good faith proposes, but the parties do not enter into, an agreement for any New Fabrication Technology during the [***] after it was presented to Apple, GTAT will not, at any time, thereafter offer such New Fabrication Technology to any third party on any term or terms more favorable to such third party than the terms GTAT last offered to Apple.

(b)         If GTAT made no offer in response to an Apple proposal, then GTAT will not, at any time, thereafter offer such New Fabrication Technology to any third party on any term or terms more favorable to such third party than the terms Apple offered to GTAT.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(c)          If Apple and GTAT reach an agreement related to any New Fabrication Technology, then GTAT will not, at any time, thereafter offer such New Fabrication Technology to any third party on any term or terms more favorable to such third party than the terms to which Apple and GTAT agreed.

7.1.7            For the avoidance of doubt, if GTAT presents a New Fabrication Technology to Apple, and GTAT subsequently materially improves the New Fabrication Technology (the “Improved NFT”), before GTAT may offer such Improved NFT to any third party, such Improved NFT must first be presented to Apple again pursuant to all the terms of this Section 7, unless such Improved NFT was developed pursuant to an exclusive contractual agreement between GTAT and another party and such agreement prohibits GTAT from otherwise performing its obligations under this Section.

7.1.8            If any Fabrication and Processing Technology is useful in connection with both sapphire and other materials, then GTAT may offer such Fabrication and Processing Technology to others prior to Apple, but only if it is offered for specific use not involving sapphire and not on terms that would preclude GTAT from otherwise fulfilling its obligations to Apple under Section 7.

7.1.9            “Fabrication and Processing Technology” means all processes, materials, methods and Technology useful in the production [***] or [***] from a [***], including [***] and [***], but excluding [***] sapphire goods or materials.

8.                   Purchase of Additional Furnaces.

8.1                     GTAT will offer to sell additional Furnaces and Similar Furnaces to Apple at the [***] of: (i) the [***], net of any rebates or discounts and other payments to such customer that, in effect, subsidize the price of such goods, regardless of volume, or (ii) a price equal to [***]:

[***]

[***]

[***]

Upon Apple’s request, GTAT promptly will provide to Apple invoices and other documentation supporting such actual costs.  If requested by Apple, GTAT must [***].

8.2                     “Similar Furnace” means a furnace capable of producing sapphire [***].

8.3                     Apple’s purchase of additional Furnaces and Similar Furnaces will be made under the terms of Apple’s Master Equipment Purchase Agreement (the “MEPA”).  Apple and GTAT will negotiate in good faith to execute the MEPA as soon as possible following the Effective Date, but in any event prior to the second Milestone Payment made under the Prepayment Agreement.

9.                   Exclusivity.

9.1                     During the Exclusivity Period, and subject only to the exceptions and limitations set forth in this Section:

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

9.1.1            neither GTAT, nor any GTAT Related Entities, will directly or indirectly, without Apple’s express written permission: (i) supply to any entity (other than Apple) any [***] whether sold in [***], nor (ii) license to any entity (other than Apple) [***] nor (iii) provide services [***] to any entity (other than Apple) or otherwise enable any such entity to use or produce sapphire goods (whether for the benefit of such entity or for any third party), in each case for use in or in connection with Consumer Electronics Products; and

9.1.2            GTAT and GTAT Related Entities will include terms [***] set forth in Section 9.1.1 (and which will define Consumer Electronics Products in the same manner as this SOW) in its agreements with customers, GTAT Related Entities, distributors, licensees and other channel partners for [***]. In addition, GTAT will monitor and enforce compliance with the restrictions set forth in this section.

9.1.3            With respect to any exclusive licenses or distribution agreements GTAT has executed or may execute with any third parties with respect to Intellectual Property Rights that pertain to Sapphire Technology (including but not limited to any [***] that [***] to GTAT or any products that [***]: (a) GTAT will pay all license fees, royalties and other compensation (including any annual minimum royalties or sales amounts), and comply with all other requirements and conditions of the applicable license or distribution agreements, as necessary for GTAT to retain its exclusivity thereunder throughout the Term or, if shorter, for the maximum period permitted under the applicable license or distribution agreement; and (b) GTAT will use best efforts to enforce its exclusivity rights thereunder (including, where possible, by enforcing or causing the licensor to enforce the licensed Intellectual Property Rights against third-party infringers) for the benefit of Apple with respect to any activities of a kind that GTAT would be restricted from undertaking under this Section 9.

9.2                     The restrictions set forth in Section 9 will not apply to sales of [***] for the growth of [***] for which legally binding agreements have been entered into between GTAT and any customer prior to the Effective Date of the SOW, whether or not such furnaces have been manufactured or delivered prior to the Effective Date of the SOW (the “Exempt Furnaces”).  At the time of executing this SOW, GTAT will provide Apple with identification data and the identities of the purchaser for each Exempt Furnace, subject to any applicable confidentiality obligations. GTAT may provide [***], but agrees that it will not [***].

9.3                     Except as mutually agreed otherwise in writing, the Mesa Facility and all of the Furnaces will be used exclusively to manufacture Goods for Apple.  However, if GTAT anticipates that there will be idle capacity at the Mesa Facility, based on Apple’s Forecast, then GTAT can advise Apple of the anticipated amount of idle capacity and request Apple’s permission to use the Mesa Facility and Furnaces to produce and supply sapphire goods to other customers for uses in products other than Consumer Electronic Products.  GTAT must obtain Apple’s prior written approval for all such proposed uses for the benefit of other customers.  Apple’s approval will not be unreasonably withheld or delayed.   GTAT will compensate Apple for its use of the Mesa Facility in an amount to be agreed upon by the parties and which will take into account depreciation costs of Equipment and the Mesa Facility and other expenses.  Any such use of the Mesa Facility will be subject to the exclusivity restrictions set forth in this Section 9; any breach of those restrictions will be subject to payment of the liquidated damages set forth in Section 6.3; and GTAT must, on monthly basis, report to Apple the number of sapphire boules produced in the Mesa Facility for production of goods sold to others.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

9.4                     “Consumer Electronic Products” means [***] and/or [***]; any device whose function includes the [***] or [***]; and any accessory that is the same or similar [***] that is suitable for use with any [***].  Consumer Electronic Products will not include, and GTAT will have no restrictions relating to its equipment or technology (including its Sapphire Technology) or any sapphire produced therefrom (including Goods) for use in Permitted Products.

9.5                     “Permitted Products” means the following categories of products:

9.5.1            Sapphire for use in [***] irrespective of its end-product application and without regard to [***];

9.5.2            Sapphire for use in [***] but not including sapphire for use in any product that [***];

9.5.3            Sapphire for use in [***], where [***] means that the [***] including, but not limited to, [***]; but not including sapphire for use in any product that [***];

9.5.4            Sapphire for use in [***] whose sole function is to keep and display [***];

9.5.5            Sapphire for use in [***] and other [***]; but not including sapphire for use in any product that [***];

9.5.6            Sapphire for [***]; but not including sapphire for use in any product that [***]; and

9.5.7            [***] for use in any [***] or otherwise, except for [***].

9.6                     Subject to Section 9.7 below, “Exclusivity Period” means the period from the Effective Date of SOW and continuing until [***] year following the Term.

9.7                     Provided that GTAT is, and remains at all times, in compliance with the Conditions, then the Exclusivity Period is subject [***] as follows:

9.7.1            At the end of each calendar quarter (beginning with the fourth full calendar quarter after the Commencement Date), GTAT will determine if the sum of Apple’s Consumption and GTAT’s Consumption was less than [***]% of the cumulative Supply Commitment for [***] during the prior [***] period.  If so, GTAT will advise Apple in writing of the [***] together with supporting documentation thereof.

9.7.2            In such event, Apple will be entitled to [***] that is equal to or greater than the [***], and, if Apple elects to do so within [***] of receipt of GTAT’s notification [***], the exclusivity obligations in this Section 9 [***].  If Apple elects [***] as described above, GTAT will be entitled to [***] by: (i) [***] and (ii) paying to Apple the full balance of all Apple prepayments outstanding within 180 days of the date [***]. Section 9 will remain in full force and effect until Apple receives [***].

9.7.3            “Apple’s Consumption” means the number equal to: [***] purchased by Apple during the prior [***].

9.7.4            “Commencement Date” means the period beginning on the later of (i) [***] Goods.

9.7.5            “Conditions” means GTAT is in compliance with all material obligations under the SOW, the other Collateral Agreements and all other agreements between the parties; all

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Goods are timely qualified for sale and delivery to Apple; all Goods remain qualified at all times thereafter; and all Goods conform to all Specifications at all times.

9.7.6            “GTAT’s Consumption” means the number equal to [***] GTAT to produce goods for sale to others during the prior [***].

9.8                     This Section 9 replaces Section 1.4 of Attachment 2 of the MDSA in its entirety.

10.            Intellectual Property.

10.1              For purposes of this SOW, all results, reports, findings, conclusions, work papers, notebooks, electronic records, samples, prototypes, deliverables, and any other information or materials in any form or format arising out of performance of the Development Services by or for GTAT [***] (the “Project Work Product”) except GTAT Background Technology (defined below) will be the sole property of Apple and will become part of the Confidential Information to be protected under this SOW.  “GTAT Background Technology” means GTAT’s inventions, data, improvements, discoveries, ideas, processes, methodologies, formulas, techniques, works of authorship, trade secrets and know-how, whether patentable or not, conceived, reduced to practice, authored, or otherwise created or developed by or for GTAT (i) [***], (ii) [***] if conceived, reduced to practice, authored, or otherwise created or developed by GTAT separately and independently of its provision of any Development Services and any Apple Confidential Information or Project Materials, or (iii) in connection the [***] in or to (i), (ii) and (iii).

10.2              GTAT (i) represents and warrants that as of the Effective Date of this SOW and (ii) covenants that during the Term of this SOW:

10.2.1     All Technology and Intellectual Property Rights necessary for Apple’s use or exploitation of the Project Work Product (i) not owned by GTAT and that are necessary for Apple’s use or exploitation of the Project Work Product are the subject of valid license or other agreements that grant to GTAT all necessary rights to sublicense or otherwise permit Apple’s use or exploitation of the Project Work Product for use in Consumer Electronic Products or (ii) are owned by GTAT or its Related Entities.

10.2.2     GTAT is not under, and will remain free of, any obligation in conflict or in any way inconsistent with the provisions of the MDSA or this SOW.

10.2.3     GTAT is not aware of any facts, circumstances or other information about the performance of sapphire boules, [***], the use of the Furnaces to produce the boules, or the manufacturing and/or post-processing of sapphire boules, [***] that would in any way prevent, impede, interfere with, hinder or delay (a) GTAT’s ability to timely meet its obligations under this SOW, (b) Apple’s ability to further process the Goods for timely incorporation into Apple Consumer Electronic Products or (c) Apple’s ability to use sapphire materials in Apple Consumer Electronic Products in a way that would meet Apple’s and its customer’s reasonable expectations.  If, after the Effective Date of this Agreement, GTAT becomes aware of any facts, circumstances or other information relating to item (c) above, GTAT will inform Apple of the same; provided, however that GTAT will not be required to take any affirmative steps or perform any diligence.

10.3              Section 4.3 of Attachment 2 of the MDSA is replaced with the following:

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

10.3.1     GTAT hereby grants and conveys to Apple a fully paid-up, royalty-free, worldwide, nonexclusive, irrevocable, perpetual license under any Intellectual Property Rights owned, controlled or licensable by GTAT or its Related Entities to make, have made, use, purchase, sell, offer for sale, license, lease, import, have imported, export, or otherwise distribute or dispose of Sapphire Technology in Apple products (including components thereof) and services, and to practice and have practiced any method in connection with the same by or for Apple or Apple’s Related Entities.  Nothing in this Section 10.3.1 obligates GTAT to disclose or transfer any Sapphire Technology to Apple including, but not limited to, any technology, processes, engineering drawings and designs, know-how, trade secrets, operating conditions and other technical information.

10.3.2     Apple covenants not to exercise the rights granted by the license in Section 10.3.1, above, unless and until Apple notifies GTAT in writing that it wishes to do so.  In such case, Apple will pay GTAT $50 million within 45 days of providing such written notice.  Notwithstanding any other provision in the MDSA or this SOW, Apple may not effect this payment by means of offset or recoupment of any amount GTAT owes to Apple at the time of exercise.  After payment to GTAT, Apple may then exercise the rights granted by the license in Section 10.3.1 without any restriction or limitation.  After Apple’s payment, its license rights will remain in full force and effect so long as Apple fulfills its obligations in Section 1 of this SOW (“License Condition Subsequent”), provided that GTAT is and remains at all times in full compliance with all terms of this SOW and the other Collateral Agreements; otherwise, the License Condition Subsequent will not apply.  For purposes of Section 365(n) of the U.S. Bankruptcy Code, the $50 million payable by Apple to GTAT under this Section will be deemed a one-time royalty payment.

10.3.3     To preserve the value of the license rights [***], GTAT hereby grants and conveys to Apple a fully paid-up, royalty-free, worldwide, nonexclusive, irrevocable, perpetual license under any Intellectual Property Rights in or related to Sapphire Technology whether owned, controlled or licensable by GTAT or its Related Entities that is granted, sold, assigned, or transferred, in-whole or in-part, to a third party, effective immediately prior to the grant, sale, assignment, or transfer of such Intellectual Property Rights, to make, have made, use, purchase, sell, offer for sale, license, lease, import, export, or otherwise distribute or dispose of Apple products (including components thereof) and services, and to practice and have practiced any method in connection therewith by or for Apple or Apple’s affiliates.

10.3.4     “Sapphire Technology” means all inventions, data, improvements, discoveries, ideas, processes, methodologies, formulas, techniques, works of authorship, trade secrets and know-how, whether patentable or not, related to sapphire growth [***], conceived, reduced to practice, authored, or otherwise created or developed by or for GTAT either (i) [***] or (ii) [***].  Sapphire Technology does not include [***].

10.3.5     GTAT hereby grants and conveys to Apple a fully paid-up, royalty-free, worldwide, non-assignable (except to any of Apple’s Related Entities), non-sublicensable, nonexclusive, irrevocable, perpetual license under any Intellectual Property Rights owned, controlled or licensable by GTAT or its Related Entities to operate, have operated, maintain and have maintained the Furnaces for the purpose of producing sapphire boules.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

10.3.6     Apple covenants not to exercise the rights granted by the license in Section 10.3.5, [***].

10.3.7     GTAT, on behalf of itself, its Related Entities, and their successors and assigns, grants to Apple, its Related Entities, and their successors and assigns, a nonexclusive, perpetual, irrevocable, fully paid-up, royalty-free, worldwide license under the [***] to make, have made, use, purchase, sell, offer for sale, license, lease, import, export, or otherwise dispose of Apple products and services, and to practice and have practiced any method in connection therewith, by or for Apple or its Related Entities.    [***].

10.4              For the avoidance of doubt, after the Effective Date of the SOW, any Sapphire Technology that is conceived, reduced to practice, authored, or otherwise created or developed by or for GTAT using any of Apple’s Confidential Information, provided that such Confidential Information does not fall within the standard exceptions to confidentiality set forth in the Confidentiality Agreement, or any GTAT personnel or contractors who had access to Apple’s Confidential Information will be deemed Project Work Product for purposes of Attachment 2 of the MDSA.

10.5              Apple may file applications for and prosecute any patents or other Intellectual Property Rights with respect to any Project Work Product in its discretion.  Upon request, Apple will provide GTAT with copies of patent applications, office actions, and related correspondence and responses thereto as soon as reasonably and practically possible. Apple will consider any timely input from GTAT regarding preparation and prosecution of patents.  GTAT is not required to provide and Apple is not required to wait for or incorporate input from GTAT regarding the prosecution of patents.  In order to facilitate cooperation and consultation in the patent prosecution process, either party may request (up to once per calendar year unless otherwise agreed) a joint meeting of the parties’ patent teams (at a mutually convenient time and location) during which the teams would discuss patent filing strategy and updates on pending patent filings.  For the avoidance of doubt, the above will continue to apply until the last Project Work Product created under any SOW is disposed of even after the termination or expiration of this SOW. If Apple notifies GTAT in writing that it has decided not to file, prosecute, or otherwise maintain a patent (or its corresponding patent application and family) on a patentable invention included in the Project Work Product and that Apple does not desire to maintain the invention as confidential, then GTAT may file a patent application for such invention (or take over the continued prosecution and maintenance) in its own name.  The parties will discuss whether to seek patent protection or trade secret protection and Apple will not unreasonably refuse to follow GTAT’s suggestions on such matter.

10.6              GTAT, on behalf of itself and its Related Entities, and their respective successors, successors in interest and their permitted assigns, all of whom are and will be bound to the same extent as GTAT, covenants not to assert any claims of infringement of any patents or any other Intellectual Property Rights owned, controlled by, or licensable by GTAT or any GTAT Related Entity against Apple or Apple Related Entities during the Term and [***] relating to any of their or any Authorized Purchaser’s making, having made, using, purchasing, selling, offering for sale, licensing, leasing, importing, having imported, exporting, or otherwise distributing or disposing of Consumer Electronic Products provided that such Consumer Electronic Products contain Goods (or some portion thereof) purchased from GTAT.

10.7              With respect to Annealing Technology which is the result of Development Services paid for by Apple, Apple and GTAT agree as follows:

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

10.7.1     GTAT hereby grants and conveys to Apple a fully paid-up, royalty-free, worldwide, nonexclusive, irrevocable, perpetual license under any Intellectual Property Rights owned, controlled or licensable by GTAT or its Related Entities to make, have made, use, have used, purchase, have purchased, sell, have sold, offer for sale, license, lease, import, have imported, export, or otherwise distribute or dispose of Annealing Technology in Apple Consumer Electronic Products (including components thereof) and services, and to practice and have practiced any method in connection with the same by or for Apple or Apple’s affiliates.

10.7.2     “Annealing Technology” means all inventions, data, improvements, discoveries, ideas, processes, methodologies, formulas, techniques, works of authorship, trade secrets and know-how, whether patentable or not, related to [***], conceived, reduced to practice, authored, or otherwise created or developed by or for GTAT either (i) [***] or (ii) [***].

10.7.3     Apple may purchase annealing furnaces from GTAT on such terms as the parties may agree from time to time.

10.8              Apple hereby grants to GTAT a fully paid-up, royalty-free, worldwide, nonexclusive, irrevocable, perpetual, field-limited license under Apple’s Intellectual Property Rights in the Project Work Product to make, have made, use, have used, purchase, have purchased, sell, have sold, offer for sale, license, lease, import, have imported, export, and otherwise distribute and dispose of GTAT products (including components thereof) and services, and to practice and have practiced any method in connection therewith by or for GTAT or any GTAT Related Entities; provided, however, that this license will not apply to, and grants no rights whatsoever with respect to, any products or services in the Consumer Electronic Products field, unless and until the expiration or early termination of the exclusivity pursuant to Section 9, in which case this license will thereafter continue without any such limitation on its field. Nothing in this Section will be construed as limiting or waiving any exclusivity obligations of GTAT (or any remedies of Apple for GTAT’s violation thereof) as set forth in this SOW.

11.            Key Personnel.

11.1              Apple and GTAT agree that certain GTAT employees (each a “Key Employee”) are critical to GTAT’s ability to support and operate the Mesa Facility successfully and to perform its obligations under the MDSA and SOW. The full list of Key Employees, the date by which each such individual must begin to work full time at their work location, and their work location is specified in Attachment 5 hereto.  As of the Effective Date of the SOW, all Key Employees, wherever located, are dedicated to supporting GTAT in fulfillment of its obligations to Apple under this SOW and the other Collateral Agreements.

11.2              If any Key Employee (i) does not commence fulltime employment by the date and at the work location specified in Attachment 5, (ii) is reassigned away from their work location by GTAT, or (iii) has his/her employment with GTAT end for any reason (each a “Key Employee Departure”), then GTAT will promptly notify Apple in writing of such development.

11.3              For each Key Employee Departure:

11.3.1             Within 5 business days of such Key Employee’s departure, Apple and GTAT will agree on a mitigation strategy for such Key Employee’s position, replacement plan and onboard date for such replacement.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

11.3.2             GTAT must use best efforts to immediately replace such Key Employee with another employee having equivalent or better skills and experience.  Each such replacement Key Employee will be subject to Apple’s prior approval, which approval will be subject to Apple’s reasonable and sole discretion, and Attachment 5 will be updated to include the replacement Key Employee; and

11.3.3             If Apple is not, in its reasonable and sole discretion, satisfied with GTAT’s mitigation efforts under the previously approved replacement plan for such Key Employee (including start date), and GTAT is unable to replace such Key Employee with a new hire, Apple will provide GTAT with written notice and GTAT will, within 15 days of Apple providing written notice, replace such Key Employee by transferring an existing GTAT employee, with equivalent or better skills and experience, from GTAT headquarters to the work location specified in Attachment 5 for such Key Employee.

12.            Rights Involving Covered Transactions.

12.1              In addition to Section 9 of Attachment 1 of the MDSA, the entirety of this Section 12 will apply to this SOW.  For purposes of this SOW, all Covered Transactions will be treated as a Change of Control.

12.2              If GTAT desires to: (a) sell all or substantially all of the assets of GTAT or the assets used in or related to the manufacture or operation of furnaces and associated equipment and Technology for the production and/or processing of sapphire goods and materials; or (b) undertake a Change of Control (any of the foregoing transactions, a “Covered Transaction”), then GTAT or the applicable GTAT Related Entity will notify Apple in writing promptly upon reaching the determination to do so, and if requested by Apple, will negotiate exclusively with Apple regarding a Covered Transaction for thirty (30) days, or such longer period as the parties may agree, after providing such notice. To give effect to Apple’s exclusive right of negotiation, upon determining that it desires to enter into a Covered Transaction, GTAT and the GTAT Related Entities will not solicit or consider offers from, nor engage in any other negotiations or discussions with, any prospective transaction partner other than Apple regarding a Covered Transaction until thirty (30) days, or such longer period as the parties may agree, have elapsed from the date on which Apple received written notice under this Section or, if earlier, until Apple notifies GTAT in writing that it is waiving its negotiation right in that instance (whichever occurs first).

12.3              If GTAT or a GTAT Related Entity receives a bona fide inquiry or indication of interest from a third party seeking to negotiate a Covered Transaction, and GTAT had not determined to pursue a Covered Transaction before receiving such inquiry or indication of interest, GTAT or the GTAT Related Entity will be free to negotiate with such third party, but must: (a) promptly notify Apple of such inquiry or indication of interest; (b) if requested by Apple, negotiate with Apple in good faith on at least a non-exclusive basis regarding a Covered Transaction for thirty (30) days, or such longer period as the parties may agree, after providing such notice; (c) refrain from entering into any exclusivity agreement with such third party or any other commitments or restrictions that would conflict with Apple’s negotiation right as described in the preceding clause; and (d) refrain from entering into any Covered Transaction with a third party during such thirty (30) day period.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

13.            Term & Termination.

13.1              The term of this SOW will commence on the Effective Date of the SOW and will continue until it expires on the seven-year anniversary of the date of the Commencement Date (the “Term”).  Thereafter, the Term will automatically renew for 1-year periods unless either party provides the other with 90 days written notice of its desire to terminate the SOW.

13.2              Either party may terminate this SOW for Cause. “Cause” means a party’s material breach of this SOW or any Collateral Agreement that remains uncured for at least 30 days after receipt of written notice of such material breach.

13.2.1              If Apple terminates this SOW for Cause, then (i) GTAT’s exclusivity obligations set forth in Section 9 will survive such termination for 3 additional years from the date of Apple’s written notice of termination of the SOW, provided that GTAT has repaid the outstanding balance of any prepayment Apple provided under the Prepayment Agreement and has paid Apple any other amounts demanded or owed under any of the Collateral Agreements; otherwise Section 9 will remain in full force and effect until the date all such amounts have been refunded and paid to Apple and (ii) the covenants in Sections 10.3.2 and 10.3.6 will no longer apply and Apple will immediately be free to exercise the license rights granted in Section 10.3.1 and 10.3.5.

13.2.2             If GTAT terminates for Cause, then (i) the exclusivity obligations set forth in Section 9 will immediately terminate and (ii) the field limitation on the license granted to GTAT by Apple under Section 10.8 will immediately terminate.

13.3              Except as otherwise set forth in this SOW, neither Apple nor GTAT may terminate this SOW without the written consent of the other.

13.4              In addition to the survival of provisions described in Section 13.2, Sections 5.10, 6.2, 10.3.7 will survive any termination or expiration of this SOW.

14.            Notices.  Notices and correspondence required by or related to this SOW will be sent to:

	For Apple	For GTAT
Name	Duco Pasmooij	Tom Gutierrez
Title	Vice President, Operations	President
Address	1 Infinite Loop, [***]	243 Daniel Webster Highway
Address	Cupertino, CA 95014	Merrimack, NH 03054 (USA)
Phone	[***]	[***]
Email	[***]	[***]

[Signature page follows]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

AGREED TO AND ACCEPTED		AGREED TO AND ACCEPTED

GTAT:		APPLE:

GTAT Corporation		Apple Inc.

By:	/s/ Hoil Kim	By:	/s/ Duco Pasmooij

Name: Hoil Kim		Name: Duco Pasmooij
Title: Vice President & General Counsel		Title: Vice President, Operations

Date:	10/31/2013	Date:	10/31/2013

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

ATTACHMENT 1

Furnace Qualification Schedule

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[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

ATTACHMENT 2

Supply Commitment and Maximum Supply Obligation

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[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

ATTACHMENT 3

NTE Price

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[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

ATTACHMENT 4

SAVINGS FROM SAPPHIRE GROWTH OR MANUFACTURING PROCESS IMPROVEMENTS

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[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

ATTACHMENT 5

Key Personnel

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[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

ATTACHMENT 6

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[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

ATTACHMENT 7

APPLE EQUIPMENT

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[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.